UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 31, 1997



                                  CD RADIO INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




State of Delaware                    0-24710            52-1700207
--------------------------------------------------------------------------------
      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



Sixth Floor, 1001 - 22nd St., N.W., Washington, D.C.               20037
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (202) 296-6192


                             Not applicable
--------------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 5.     Other Events.
            ------------

            By a contract amendment dated July 31, 1997 ("Contract Amendment No. 15"), attached hereto as Exhibit 99.1 and incorporated herein by reference, the Registrant and Space Systems/Loral, Inc. ("SS/L") amended Contract No. SS/L - TP93002-01 dated March 2, 1993, as amended by the parties thereto, most recently pursuant to contract amendment no. 14, dated as of June 30, 1997 (the "Contract"). By a contract amendment dated August 4, 1997 ("Contract Amendment No. 16")" attached hereto as Exhibit 99.2 and incorporated herein by reference, the Registrant and SS/L further amended the Contract.



Item 7.      Exhibits
             --------

      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
  -----------------------               ----------------------

            99.1 Contract Amendment No. 15 entered into as of July 31, 1997 between the Registrant and SS/L.

            99.2 Contract Amendment No. 16 entered into as of August 4, 1997, between the Registrant and SS/L.

                                   Signatures
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 6, 1997

                                    CD RADIO INC.



                                    By:  /s/ Lawrence F. Gilberti
                                         ---------------------------
                                         Lawrence F. Gilberti
                                         Chief Executive Officer

                              EXHIBIT INDEX

                 Pursuant to Item 601 of Regulation S-K

            Exhibit No.                     Description of Exhibit
            -----------                     ----------------------

                99.1 Contract Amendment No. 15 entered into as of July 31, 1997 between the Registrant and SS/L.

                99.2                 Contract Amendment No. 16 entered
                                     into as of August 4, 1997, between the
                                     Registrant and SS/L.